FINANCIAL INVESTORS TRUST: GRANDEUR PEAK FUNDS

SUPPLEMENT DATED DECEMBER 17, 2020 TO THE SUMMARY PROSPECTUS AND
PROSPECTUS FOR THE GRANDEUR PEAK GLOBAL OPPORTUNITIES FUND AND
GRANDEUR PEAK INTERNATIONAL OPPORTUNITIES FUND (THE “FUNDS”) DATED
AUGUST 31, 2020

Effective as of the close of business on December 31, 2020, the Funds will close to new investors seeking to purchase shares of the Fund through third party intermediaries subject to certain exceptions for financial advisors with an established position in the Fund and participants in certain qualified retirement plans with an existing position in the Fund. The Funds remain open to purchases from existing shareholders, and to new shareholders who purchase directly from Grandeur Peak Funds.

The Fund retains the right to make exceptions to any action taken to close the Fund or limit inflows into the Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE